3rd QUARTER 2023 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Quarter Ended September 30, 2023 -2- Overview Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of September 30, 2023, ROIC owned 93 shopping centers encompassing approximately 10.6 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (rental revenue and other income), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions and extraordinary items. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Supplemental Disclosure
Quarter Ended September 30, 2023

Table of Contents

	Page
Financial Data	
Balance Sheets	4
Income Statements	5
Funds From Operations	6
Summary of Debt Outstanding	7
Selected Financial Analysis	9
Portfolio Data	
Property Portfolio	10
Same-Center Cash Net Operating Income Analysis	13
Top Ten Tenants	14
Lease Expiration Schedule	15
Leasing Summary	16
Same-Space Comparative Leasing Summary	17
Leased vs. Billed Summary	18
Footnotes	19
Investor Information	20

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Supplemental Disclosure Quarter Ended September 30, 2023 -4- Balance Sheets (unaudited, dollars in thousands, except par values and share amounts) 09/30/23 12/31/22 ASSETS: Real Estate Investments: Land $ 958,419 $ 958,236 Building and improvements 2,476,389 2,452,857 3,434,808 3,411,093 Less: accumulated depreciation 632,087 578,593 2,802,721 2,832,500 Mortgage note receivable 4,718 4,786 Real Estate Investments, net 2,807,439 2,837,286 Cash and cash equivalents 205,260 5,598 Restricted cash 2,252 1,861 Tenant and other receivables, net 58,923 57,546 Deposits — 500 Acquired lease intangible assets, net 45,636 52,428 Prepaid expenses 1,627 5,957 Deferred charges, net 28,585 26,683 Other assets 17,465 16,420 TOTAL ASSETS $ 3,167,187 $ 3,004,279 LIABILITIES: Term loan $ 199,684 $ 299,253 Credit facility — 88,000 Senior Notes 1,293,012 946,849 Mortgage notes payable 60,271 60,917 Acquired lease intangible liabilities, net 142,356 152,117 Accounts payable and accrued expenses 64,466 22,885 Tenants’ security deposits 7,993 7,701 Other liabilities 39,500 41,959 TOTAL LIABILITIES 1,807,282 1,619,681 EQUITY: Common stock, $0.0001 par value, 500,000,000 shares authorized 13 12 Additional paid-in capital 1,628,663 1,612,126 Accumulated dividends in excess of earnings (346,260) (315,984) Accumulated other comprehensive income 1,270 14 Total Retail Opportunity Investments Corp. stockholders’ equity 1,283,686 1,296,168 Non-controlling interests 76,219 88,430 TOTAL EQUITY 1,359,905 1,384,598 TOTAL LIABILITIES AND EQUITY $ 3,167,187 $ 3,004,279 The Company's Form 10-Q for the quarter ended September 30, 2023, and Form 10-K for the year ended December 31, 2022 should be read in conjunction with the above information.

Supplemental Disclosure
Quarter Ended September 30, 2023

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended 09/30/23	Three Months Ended 09/30/22	Nine Months Ended 09/30/23	Nine Months Ended 09/30/22
REVENUES:				
Rental revenue	$ 78,273	$ 77,420	$ 236,902	$ 229,675
Other income	3,472	618	6,179	3,061
TOTAL REVENUES	81,745	78,038	243,081	232,736
OPERATING EXPENSES:				
Property operating	13,210	12,705	40,993	37,468
Property taxes	8,909	8,876	26,677	25,812
Depreciation and amortization	27,050	24,332	77,280	72,444
General and administrative expenses	5,492	5,203	16,588	16,145
Other expense	157	111	811	778
TOTAL OPERATING EXPENSES	54,818	51,227	162,349	152,647
Gain on sale of real estate	—	7,653	—	7,653
OPERATING INCOME	26,927	34,464	80,732	87,742
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(17,998)	(14,678)	(52,589)	(43,176)
NET INCOME	8,929	19,786	28,143	44,566
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(501)	(1,264)	(1,644)	(2,896)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 8,428	$ 18,522	$ 26,499	$ 41,670
NET INCOME PER COMMON SHARE - BASIC	$ 0.07	$ 0.15	$ 0.21	$ 0.34
NET INCOME PER COMMON SHARE - DILUTED	$ 0.07	$ 0.15	$ 0.21	$ 0.33
Weighted average common shares outstanding - basic	125,256	123,798	124,873	123,254
Weighted average common shares outstanding - diluted	133,157	132,738	133,136	132,354
RENTAL REVENUE				
Base rents	$ 56,942	$ 55,392	$ 170,749	$ 163,654
Recoveries from tenants	19,718	18,878	59,750	56,043
Straight-line rent	362	922	1,688	2,288
Amortization of above- and below-market rent	2,118	2,906	7,591	9,218
Bad debt	(867)	(678)	(2,876)	(1,528)
TOTAL RENTAL REVENUE	$ 78,273	$ 77,420	$ 236,902	$ 229,675

The Company's Form 10-Q for the quarters ended September 30, 2023 and September 30, 2022 should be read in conjunction with the above information.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2023

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/23	09/30/22	09/30/23	09/30/22
Funds from Operations (FFO):				
Net income attributable to ROIC common stockholders	$ 8,428	$ 18,522	$ 26,499	$ 41,670
Plus: Depreciation and amortization expense	27,050	24,332	77,280	72,444
Less: Gain on sale of real estate	—	(7,653)	—	(7,653)
FUNDS FROM OPERATIONS - BASIC	35,478	35,201	103,779	106,461
Net income attributable to non-controlling interests	501	1,264	1,644	2,896
FUNDS FROM OPERATIONS - DILUTED	$ 35,979	$ 36,465	$ 105,423	$ 109,357
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.28	$ 0.28	$ 0.83	$ 0.86
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.27	$ 0.27	$ 0.79	$ 0.83
Weighted average common shares outstanding - basic	125,256	123,798	124,873	123,254
Weighted average common shares outstanding - diluted	133,157	132,738	133,136	132,354
Common dividends per share	$ 0.15	$ 0.15	$ 0.45	$ 0.41
FFO Payout Ratio	55.6 %	55.6 %	57.0 %	49.4 %
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (362)	$ (922)	$ (1,688)	$ (2,288)
Above/below market rent amortization, net	(2,118)	(2,906)	(7,591)	(9,218)
Non-cash interest income	—	(14)	(15)	(42)
Deferred financing costs and mortgage premiums, net	1,043	671	2,879	1,884
Stock based compensation	3,225	3,221	9,582	8,821
Capital Expenditures				
Tenant improvements	$ 5,858	$ 6,147	$ 17,280	$ 22,494
Leasing commissions	515	580	1,410	1,480
Building improvements	979	418	2,564	620
Reimbursable property improvements	1,448	2,445	2,710	3,810
Pad and other development	5,418	4,603	9,713	11,091
Value enhancing tenant improvements	3	1,752	112	6,108

The above does not purport to disclose all items required under GAAP.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2023

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt					
Mortgage Debt:					
Fullerton Crossroads	$ 26,000	4.73 %	3.82 %	4/6/2024	1.7 %
Diamond Hills Plaza	34,219	3.55 %	3.61 %	10/1/2025	2.2 %
Total Mortgage Debt	60,219	4.06 %	3.70 %	1.4 Years (WA)	3.9 %
Unsecured Senior Notes:					
Senior Notes Due 2023	250,000	5.00 %	5.21 %	12/15/2023	16.0 %
Senior Notes Due 2024	250,000	4.00 %	4.21 %	12/15/2024	16.0 %
Senior Notes Due 2026	200,000	3.95 %	3.95 %	9/22/2026	12.8 %
Senior Notes Due 2027	250,000	4.19 %	4.19 %	12/15/2027	16.0 %
Senior Notes Due 2028	350,000	6.75 %	6.86 %	10/15/2028	22.5 %
Total Unsecured Senior Notes	1,300,000	4.96 %	5.07 %	2.9 Years (WA)	83.3 %
Term Loan:					
Interest rate swap	100,000	5.58 %	5.58 %	8/31/2024	6.4 %
Interest rate swap	50,000	5.13 %	5.13 %	8/31/2024	3.2 %
Total Term Loan	150,000	5.43 %	5.43 %		9.6 %
Total Fixed Rate Debt	**1,510,219**	**4.97 %**	**5.05 %**	**2.8 Years (WA)** (1)	**96.8 %**
Variable Rate Debt					
Credit Facility	—	— %	— %	3/2/2027 (2)	— %
Term Loan	200,000	6.43 %	6.43 %	1/20/2025	3.2 %
Interest rate swaps - Term Loan	(150,000)				
Total Variable Rate Debt	**50,000**	**6.43 %**	**6.43 %**	**1.3 Years (WA)**	**3.2 %**
TOTAL PRINCIPAL DEBT	**$ 1,560,219**	**5.02 %**	**5.10 %**	**2.6 Years (WA)** (1)	**100.0 %**
Net unamortized premiums on mortgages	126				
Net unamortized discounts on notes	(2,321)				
Net unamortized deferred financing charges (3)	(5,057)				
Total Debt	**$ 1,552,967**				

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended September 30, 2023 -8- Summary of Debt Outstanding, continued (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2023 $ 174 $ — $ — $ — $ 250,000 $ 250,174 16.0% 2024 708 26,000 — — 250,000 276,708 17.7% 2025 550 32,787 — 200,000 — 233,337 15.0% 2026 — — — — 200,000 200,000 12.8% 2027 — — — — 250,000 250,000 16.0% 2028 — — — — 350,000 350,000 22.5 % Thereafter — — — — — — — % $ 1,432 $ 58,787 $ — $ 200,000 $ 1,300,000 $ 1,560,219 100.0 % Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 91 10,207,982 96.6 % Encumbered properties 2 359,354 3.4% 93 10,567,336 100.0 % Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,500,000 96.1 % Secured principal debt 60,219 3.9 % Total Principal Debt $ 1,560,219 100.0%

Supplemental Disclosure
Quarter Ended September 30, 2023

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	09/30/23	06/30/23	03/31/23	12/31/22	09/30/22
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.0x	3.0x	3.0x	3.2x	3.5x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.0x	3.0x	3.0x	3.2x	3.5x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.4x	6.5x	6.7x	6.6x	6.6x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.4x	6.5x	6.6x	6.8x	6.7x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	49.3%	46.1%	45.9%	46.6%	45.4%
Total principal debt/undepreciated book value	41.1%	38.2%	38.3%	39.0%	38.3%
Secured principal debt/undepreciated book value	1.6%	1.7%	1.7%	1.7%	1.7%
Market capitalization calculations, at period end:					
Common shares outstanding	125,256	125,256	124,228	123,815	123,813
Operating partnership units (OP units) outstanding	7,437	7,437	8,447	8,447	8,447
Common stock price per share	$ 12.38	$ 13.51	$ 13.96	$ 15.03	$ 13.76
Total equity market capitalization	$ 1,642,741	$ 1,792,684	$ 1,852,151	$ 1,987,894	$ 1,819,900
Total principal debt	1,560,219	1,373,389	1,377,557	1,398,731	1,362,899
TOTAL MARKET CAPITALIZATION	$ 3,202,960	$ 3,166,073	$ 3,229,708	$ 3,386,625	$ 3,182,799
Unsecured Senior Notes Financial Covenants: [4]					
Total debt to total assets not to exceed 60%	42.8%	40.1%	40.3%	41.1%	40.3%
Total secured debt to total assets not to exceed 40%	1.7%	1.8%	1.8%	1.8%	1.8%
Total unencumbered assets to total unsecured debt not to be less than 150%	234.5%	251.2%	250.3%	245.0%	250.5%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.1x	3.2x	3.3x	3.5x	3.5x

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2023

Property Portfolio

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased	ABR [5]	Major Tenants
Los Angeles metro area							
Paramount Plaza	Paramount	CA	12/22/09	95,062	96.4 %	$ 1,917	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	Claremont	CA	09/23/10	92,177	80.5 %	1,922	Super King Supermarket
Gateway Village	Chino Hills	CA	12/17/10	96,959	91.6 %	3,015	Sprouts Market
Seabridge Marketplace	Oxnard	CA	05/31/12	98,348	89.3 %	1,811	Safeway (Vons) Supermarket
Glendora Shopping Center	Glendora	CA	08/01/12	106,535	100.0 %	1,560	Albertsons Supermarket
Redondo Beach Plaza	Redondo Beach	CA	12/28/12	110,509	98.9 %	2,449	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	Diamond Bar	CA	02/01/13	100,342	100.0 %	2,502	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	Diamond Bar	CA	04/22/13	139,455	100.0 %	4,287	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	La Cañada Flintridge	CA	12/13/13	100,425	100.0 %	2,712	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	Los Angeles	CA	06/13/14	755,164	99.1 %	13,920	Sprouts Market, Trader Joes, Kroger (Ralph's) Supermarket*, TJ Maxx
Moorpark Town Center	Moorpark	CA	12/03/14	133,547	92.8 %	2,095	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	Ontario	CA	01/06/15	150,149	97.2 %	2,451	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	Thousand Oaks	CA	01/06/15	110,092	97.2 %	2,866	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	Woodland Hills	CA	12/31/15	110,918	94.7 %	4,621	Sprouts Market, Kroger (Ralph's) Supermarket*, Rite Aid Pharmacy*
Magnolia Shopping Center	Santa Barbara	CA	03/10/16	116,089	100.0 %	2,582	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	Carpinteria	CA	03/10/16	105,118	100.0 %	2,003	Albertsons Supermarket, CVS Pharmacy
Bouquet Center	Santa Clarita	CA	04/28/16	148,903	98.4 %	3,845	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	Westlake Village	CA	06/01/16	146,444	89.7 %	4,902	Kroger (Ralph's) Supermarket, Trader Joe's, Planet Fitness
The Knolls	Long Beach	CA	10/03/16	51,858	100.0 %	1,450	Trader Joe's, Pet Food Express
The Terraces	Rancho Palos Verdes	CA	03/17/17	172,922	93.1 %	3,667	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total				**2,941,016**	**96.6 %**	**$ 66,577**	
Seattle metro area							
Meridian Valley Plaza	Kent	WA	02/01/10	51,597	98.1 %	$ 918	Kroger (QFC) Supermarket
The Market at Lake Stevens	Lake Stevens	WA	03/11/10	74,130	100.0 %	1,706	Albertsons (Haggen) Supermarket
Canyon Park Shopping Center	Bothell	WA	07/29/11	123,592	100.0 %	2,687	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	Lacey	WA	09/09/11	157,529	100.0 %	2,050	Safeway Supermarket, Dollar Tree, Big Lots, Ace Hardware
Gateway Shopping Center	Marysville	WA	02/16/12	104,298	100.0 %	2,722	WinCo Foods*, Rite Aid Pharmacy, Ross Dress For Less
Canyon Crossing	Puyallup	WA	04/15/13	120,398	100.0 %	2,950	Safeway Supermarket
Crossroads Shopping Center	Bellevue	WA	2010/2013	473,131	99.3 %	12,763	Kroger (QFC) Supermarket, Dick's Sporting Goods, Edgeworks Climbing
Bellevue Marketplace	Bellevue	WA	12/10/15	113,758	100.0 %	3,734	Asian Family Market
Four Corner Square	Maple Valley	WA	12/21/15	119,531	100.0 %	2,770	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	Kirkland	WA	10/17/16	110,257	100.0 %	2,536	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
PCC Community Markets Plaza	Edmonds	WA	01/25/17	34,459	100.0 %	759	PCC Community Markets
Highland Hill Shopping Center	Tacoma	WA	05/09/17	163,926	100.0 %	3,110	WinCo Foods, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	Lynnwood	WA	10/19/17	63,606	92.9 %	1,041	Grocery Outlet Supermarket, Dollar Tree
Stadium Center	Tacoma	WA	02/23/18	48,888	100.0 %	1,124	Thriftway Supermarket
Summerwalk Village	Lacey	WA	12/13/19	61,545	100.0 %	989	Walmart Neighborhood Market
South Point Plaza	Everett	WA	11/10/21	189,960	100.0 %	2,418	Grocery Outlet Supermarket, Rite Aid Pharmacy, Hobby Lobby, Pep Boys
Olympia West Center	Olympia	WA	12/06/21	69,212	91.5 %	1,394	Trader Joe's, Petco
Olympia Square North	Olympia	WA	04/01/22	89,884	100.0 %	1,128	Albertsons Supermarket
Thomas Lake Shopping Center	Mill Creek	WA	08/19/22	111,311	100.0 %	2,056	Albertsons Supermarket, Rite Aid Pharmacy
Ballinger Village	Shoreline	WA	08/19/22	112,228	100.0 %	2,515	Thriftway Supermarket, Rite Aid Pharmacy
Seattle metro area total				**2,393,240**	**99.4 %**	**$ 51,370**	

* These retailers are not tenants of ROIC.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2023

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased	ABR (5)	Major Tenants
Portland metro area							
Happy Valley Town Center	Happy Valley	OR	07/14/10	138,397	99.1 %	$ 4,081	New Seasons Market
Wilsonville Old Town Square	Wilsonville	OR	2010/2012	49,880	100.0 %	2,023	Kroger (Fred Meyer) Supermarket*
Cascade Summit Town Square	West Linn	OR	08/20/10	94,934	100.0 %	2,112	Safeway Supermarket, U.S. Postal Service
Heritage Market Center	Vancouver	WA	09/23/10	107,468	100.0 %	1,896	Safeway Supermarket, Dollar Tree
Division Crossing	Portland	OR	12/22/10	103,561	100.0 %	1,346	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	Gresham	OR	12/22/10	99,428	100.0 %	1,511	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	11/23/11	156,021	100.0 %	2,748	Albertsons Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	West Linn	OR	08/23/13	70,831	100.0 %	1,184	Walmart Neighborhood Market
Tigard Marketplace	Tigard	OR	02/18/14	136,889	100.0 %	2,314	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	Wilsonville	OR	12/11/14	167,829	100.0 %	3,110	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	Tigard	OR	07/28/15	88,043	100.0 %	1,608	Safeway Supermarket, Petco
Sunnyside Village Square	Happy Valley	OR	07/28/15	92,278	100.0 %	1,698	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	Happy Valley	OR	11/09/15	108,588	100.0 %	2,375	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	Portland	OR	09/15/16	60,680	100.0 %	805	Safeway Supermarket
Division Center	Portland	OR	04/05/17	123,072	99.0 %	2,280	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	Vancouver	WA	10/11/17	95,774	100.0 %	2,416	Kroger (QFC) Supermarket
King City Plaza	King City	OR	05/18/18	62,676	99.2 %	1,025	Grocery Outlet Supermarket, Anytime Fitness
Powell Valley Junction	Gresham	OR	04/01/22	108,639	100.0 %	1,176	Walmart Neighborhood Market, Planet Fitness
Portland metro area total				**1,864,988**	**99.8 %**	**$ 35,708**	
San Francisco metro area							
Pleasant Hill Marketplace	Pleasant Hill	CA	04/08/10	69,715	100.0 %	$ 1,524	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	Pinole	CA	01/06/11	141,093	95.8 %	3,105	Save Mart (Lucky California) Supermarket, Planet Fitness
Country Club Gate Center	Pacific Grove	CA	07/08/11	109,331	98.4 %	2,396	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	Foster City	CA	05/04/12	73,943	95.9 %	2,554	99 Ranch Market
The Village at Novato	Novato	CA	07/24/12	20,081	78.3 %	458	Trader Joe's
Santa Teresa Village	San Jose	CA	11/08/12	131,263	97.9 %	3,406	Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley
Granada Shopping Center	Livermore	CA	06/27/13	71,525	100.0 %	1,555	Save Mart (Lucky California) Supermarket
Country Club Village	San Ramon	CA	11/26/13	111,093	96.7 %	2,203	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	San Jose	CA	04/30/14	76,697	100.0 %	2,839	H-Mart Supermarket
Winston Manor	South San Francisco	CA	01/07/15	49,852	96.8 %	1,836	Grocery Outlet Supermarket
Jackson Square	Hayward	CA	07/01/15	114,220	100.0 %	2,481	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	San Ramon	CA	09/01/15	112,553	95.5 %	2,724	Save Mart (Lucky California) Supermarket, Walgreens
Iron Horse Plaza	Danville	CA	12/04/15	61,915	100.0 %	2,432	Lunardi's Market
Monterey Center	Monterey	CA	07/14/16	25,626	100.0 %	1,106	Trader Joe's
Santa Rosa Southside Shopping Center	Santa Rosa	CA	03/24/17	88,606	100.0 %	1,850	REI, Cost Plus World Market, DSW
Monta Loma Plaza	Mountain View	CA	09/19/17	49,694	100.0 %	1,625	Safeway Supermarket
Canyon Creek Plaza	San Jose	CA	09/01/21	64,662	98.2 %	2,169	New Seasons Market
Village Oaks Shopping Center	Martinez	CA	05/17/22	79,875	97.9 %	1,490	Save Mart (Lucky California) Supermarket, Rite Aid Pharmacy*
San Francisco metro area total				**1,451,744**	**97.9 %**	**$ 37,753**	

* These retailers are not tenants of ROIC.

-11-

Supplemental Disclosure
Quarter Ended September 30, 2023

Property Portfolio, continued

(dollars in thousands)

Metro Area	City	State	Date Acquired	Owned GLA	% Leased		ABR [5]	Major Tenants
Orange County metro area								
Santa Ana Downtown Plaza	Santa Ana	CA	01/26/10	105,536	98.3 %	$	2,438	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	Corona	CA	09/30/10	74,198	98.2 %		1,927	Safeway (Vons) Supermarket, CVS Pharmacy*
Desert Springs Marketplace	Palm Desert	CA	02/17/11	113,718	97.0 %		2,872	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	Cypress	CA	12/04/12	112,080	94.3 %		2,212	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	Garden Grove	CA	12/28/12	122,636	94.5 %		1,802	AA Supermarket, Ross Dress For Less, AutoZone Mega Hub
5 Points Plaza	Huntington Beach	CA	09/27/13	161,170	99.7 %		4,933	Trader Joe's
Peninsula Marketplace	Huntington Beach	CA	10/15/13	95,416	100.0 %		2,560	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	Fullerton	CA	10/11/17	219,899	97.0 %		3,402	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	Laguna Hills	CA	11/30/17	89,041	98.1 %		3,133	Smart & Final Extra Supermarket
Orange Country metro area total				**1,093,694**	**97.4 %**	**$**	**25,279**	
San Diego metro area								
Marketplace Del Rio	Oceanside	CA	01/03/11	183,787	95.7 %	$	3,657	Stater Brothers Supermarket, Walgreens, Planet Fitness
Renaissance Towne Centre	San Diego	CA	08/03/11	52,866	99.1 %		2,780	CVS Pharmacy
Bay Plaza	San Diego	CA	10/05/12	73,324	93.6 %		2,128	Seafood City Supermarket
Bernardo Heights Plaza	Rancho Bernardo	CA	02/06/13	37,729	100.0 %		987	Sprouts Market
Hawthorne Crossings	San Diego	CA	06/27/13	141,288	100.0 %		3,632	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	Poway	CA	02/28/14	133,914	99.2 %		3,434	Stater Brothers Supermarket, AMC Theatres
Palomar Village	Temecula	CA	10/12/21	125,130	98.4 %		2,141	Albertsons Supermarket, CVS Pharmacy
San Diego metro area total				**748,038**	**97.8 %**	**$**	**18,759**	

Metro Area Summary	Number of Centers	Owned GLA	% Leased		ABR [5]
Los Angeles	20	2,941,016	96.6 %	$	66,577
Seattle	20	2,393,240	99.4 %		51,370
Portland	18	1,864,988	99.8 %		35,708
San Francisco	18	1,451,744	97.9 %		37,753
Orange County	9	1,093,694	97.4 %		25,279
San Diego	7	748,038	97.8 %		18,759
TOTAL SHOPPING CENTER PORTFOLIO	**92**	**10,492,720**	**98.2 %**	**$**	**235,446**

* These retailers are not tenants of ROIC.
Note: Property Portfolio excludes one shopping center that is currently planned for redevelopment.

-12-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended September 30, 2023

(unaudited, dollars in thousands)

	Three Months Ended				Nine Months Ended			
	09/30/23	09/30/22	$ Change	% Change	09/30/23	09/30/22	$ Change	% Change
Number of shopping centers included in same-center analysis [6]	90	90			87	87		
Same-center leased rate	98.1 %	98.1 %		— %	98.1 %	98.0 %		0.1 %
REVENUES:								
Base rents	$ 55,324	$ 53,990	$ 1,334	2.5 %	$ 162,912	$ 158,652	$ 4,260	2.7 %
Percentage rent	419	199	220	110.6 %	1,055	554	501	90.4 %
Recoveries from tenants	19,327	18,520	807	4.4 %	57,545	54,346	3,199	5.9 %
Other property income	3,090	441	2,649	600.7 %	4,497	2,314	2,183	94.3 %
Bad debt	(767)	(568)	(199)	35.0 %	(2,416)	(1,287)	(1,129)	87.7 %
TOTAL REVENUES	77,393	72,582	4,811	6.6 %	223,593	214,579	9,014	4.2 %
OPERATING EXPENSES:								
Property operating expenses	13,261	12,646	615	4.9 %	40,122	37,158	2,964	8.0 %
Property taxes	8,682	8,701	(19)	(0.2)%	25,616	25,084	532	2.1 %
TOTAL OPERATING EXPENSES	21,943	21,347	596	2.8 %	65,738	62,242	3,496	5.6 %
SAME-CENTER CASH NET OPERATING INCOME	**$ 55,450**	**$ 51,235**	**$ 4,215**	**8.2 %**	**$ 157,855**	**$ 152,337**	**$ 5,518**	**3.6 %**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	Three Months Ended 09/30/23	Three Months Ended 09/30/22	Nine Months Ended 09/30/23	Nine Months Ended 09/30/22
GAAP Operating Income	$ 26,927	$ 34,464	$ 80,732	$ 87,742
Depreciation and amortization	27,050	24,332	77,280	72,444
General and administrative expenses	5,492	5,203	16,588	16,145
Other expense	157	111	811	778
Gain on sale of real estate	—	(7,653)	—	(7,653)
Straight-line rent	(362)	(922)	(1,688)	(2,288)
Amortization of above- and below-market rent	(2,118)	(2,906)	(7,591)	(9,218)
Property revenues and other expenses [7]	138	(16)	(523)	(176)
TOTAL COMPANY CASH NET OPERATING INCOME	57,284	52,613	165,609	157,774
Non Same-Center Cash NOI	(1,834)	(1,378)	(7,754)	(5,437)
SAME-CENTER CASH NET OPERATING INCOME	**$ 55,450**	**$ 51,235**	**$ 157,855**	**$ 152,337**

-13-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended September 30, 2023 -14- Top Ten Tenants (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR (5) Total ABR 1 Albertsons / Safeway Supermarkets 21 1,052,996 10.2% $ 13,361 5.7% 2 Kroger Supermarkets 11 488,735 4.8% 7,884 3.4% 3 Rite Aid Pharmacy 15 280,038 2.7% 3,993 1.7% 4 Save Mart Supermarkets 5 234,713 2.3% 3,495 1.5% 5 Trader Joe’s 9 113,097 1.1% 3,403 1.4% 6 Grocery Outlet Supermarkets 10 225,004 2.2% 3,178 1.3% 7 JP Morgan Chase 20 82,348 0.8% 3,001 1.3% 8 Sprouts Markets 4 145,777 1.4% 2,721 1.2% 9 H-Mart Supermarkets 3 147,040 1.4% 2,684 1.1% 10 Ross Dress For Less / dd’s Discounts 6 166,703 1.6% 2,552 1.1 % Top 10 Tenants Total 104 2,936,451 28.5% $ 46,272 19.7 % Other Tenants 1,934 7,354,021 71.5% 189,174 80.3 % Total Portfolio 2,038 10,290,472 100.0% $ 235,446 100.0%

Lease Expiration Schedule

Supplemental Disclosure
Quarter Ended September 30, 2023

(dollars in thousands)

Anchor Tenants [8]

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA	Total ABR [5]	Percent of Total ABR	ABR Per Sq. Ft.
2023	2	44,072	0.4 %	$ 491	0.2 %	$ 11.15
2024	7	280,724	2.7 %	3,293	1.4 %	11.73
2025	23	761,444	7.4 %	10,599	4.5 %	13.92
2026	24	784,371	7.6 %	10,260	4.4 %	13.08
2027	14	460,659	4.5 %	5,364	2.3 %	11.64
2028	29	957,099	9.3 %	17,561	7.4 %	18.35
2029	20	690,126	6.7 %	12,309	5.2 %	17.84
2030	11	382,128	3.7 %	6,531	2.8 %	17.09
2031	11	335,269	3.3 %	5,207	2.2 %	15.53
2032	7	236,380	2.3 %	3,463	1.5 %	14.65
2033+	23	842,658	8.2 %	13,118	5.6 %	15.57
	171	5,774,930	56.1 %	$ 88,196	37.5 %	$ 15.27

Non-Anchor Tenants

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2023	65	96,949	0.9 %	$ 3,357	1.4 %	$ 34.63
2024	258	510,871	5.0 %	16,854	7.2 %	32.99
2025	288	611,568	5.9 %	19,519	8.3 %	31.92
2026	298	676,229	6.7 %	21,667	9.2 %	32.04
2027	288	683,515	6.7 %	22,539	9.6 %	32.98
2028	261	626,260	6.1 %	21,305	9.0 %	34.02
2029	108	311,787	3.0 %	9,559	4.0 %	30.66
2030	55	169,331	1.6 %	5,793	2.5 %	34.21
2031	51	169,368	1.6 %	5,414	2.3 %	31.97
2032	76	251,965	2.4 %	8,052	3.4 %	31.96
2033+	119	407,699	4.0 %	13,191	5.6 %	32.35
	1,867	4,515,542	43.9 %	$ 147,250	62.5 %	$ 32.61

All Tenants

	Number of Leases Expiring [9]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2023	67	141,021	1.3 %	$ 3,848	1.6 %	$ 27.29
2024	265	791,595	7.7 %	20,147	8.6 %	25.45
2025	311	1,373,012	13.3 %	30,118	12.8 %	21.94
2026	322	1,460,600	14.3 %	31,927	13.6 %	21.86
2027	302	1,144,174	11.2 %	27,903	11.9 %	24.39
2028	290	1,583,359	15.4 %	38,866	16.4 %	24.55
2029	128	1,001,913	9.7 %	21,868	9.2 %	21.83
2030	66	551,459	5.3 %	12,324	5.3 %	22.35
2031	62	504,637	4.9 %	10,621	4.5 %	21.05
2032	83	488,345	4.7 %	11,515	4.9 %	23.58
2033+	142	1,250,357	12.2 %	26,309	11.2 %	21.04
	2,038	10,290,472	100.0 %	$ 235,446	100.0 %	$ 22.88

-15-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2023

Leasing Summary

New Leases	For the Three Months Ended September 30, 2023 Non-Anchor	Anchor (8)	Total	For the Nine Months Ended September 30, 2023 Non-Anchor	Anchor (8)	Total
Number of Leases	29	5	34	107	6	113
Gross Leasable Area (sq. ft.)	48,780	106,805	155,585	167,263	124,505	291,768
Initial Base Rent ($/sq. ft.) (10)	$ 36.46	$ 9.54	$ 17.98	$ 37.15	$ 8.96	$ 25.12
Tenant Improvements ($/sq. ft.)	$ 0.01	$ —	$ —	$ 0.75	$ —	$ 0.43
Leasing Commissions ($/sq. ft.)	$ 3.94	$ 2.20	$ 2.74	$ 4.60	$ 1.88	$ 3.44
Weighted Average Lease Term (Yrs.) (9)	7.8	5.4	6.1	7.9	4.7	6.5

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	55	6	61	194	23	217
Gross Leasable Area (sq. ft.)	111,368	198,234	309,602	417,638	744,625	1,162,263
Initial Base Rent ($/sq. ft.) (10)	$ 38.47	$ 21.57	$ 27.65	$ 34.94	$ 20.28	$ 25.55
Tenant Improvements ($/sq. ft.)	$ —	$ 2.08	$ 1.33	$ 0.11	$ 0.55	$ 0.39
Leasing Commissions ($/sq. ft.)	$ 0.38	$ —	$ 0.14	$ 0.11	$ —	$ 0.04
Weighted Average Lease Term (Yrs.) (9)	4.7	4.0	4.3	4.9	4.7	4.8

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	84	11	95	301	29	330
Gross Leasable Area (sq. ft.)	160,148	305,039	465,187	584,901	869,130	1,454,031
Initial Base Rent ($/sq. ft.) (10)	$ 37.86	$ 17.36	$ 24.42	$ 35.57	$ 18.66	$ 25.46
Tenant Improvements ($/sq. ft.)	$ —	$ 1.35	$ 0.89	$ 0.29	$ 0.48	$ 0.40
Leasing Commissions ($/sq. ft.)	$ 1.46	$ 0.77	$ 1.01	$ 1.39	$ 0.27	$ 0.72
Weighted Average Lease Term (Yrs.) (9)	5.7	4.5	4.9	5.7	4.7	5.0

-16-

ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2023

Same-Space Comparative Leasing Summary

New Leases	For the Three Months Ended September 30, 2023			For the Nine Months Ended September 30, 2023		
	Non-Anchor	Anchor [8]	Total	Non-Anchor	Anchor [8]	Total
Comparative # of Leases	15	2	17	55	3	58
Comparative GLA (sq. ft.) [11]	24,149	38,200	62,349	91,677	55,900	147,577
Prior Base Rent ($/sq. ft.) [12]	$ 33.42	$ 6.88	$ 17.16	$ 31.94	$ 5.46	$ 21.91
Initial Base Rent ($/sq. ft.) [10]	$ 37.53	$ 14.38	$ 23.34	$ 35.78	$ 11.54	$ 26.60
Percentage Change in Base Rents	12.3%	108.9%	36.0%	12.0%	111.4%	21.4%
Tenant Improvements ($/sq. ft.)	$ 0.02	$ —	$ 0.01	$ 1.36	$ —	$ 0.85
Leasing Commissions ($/sq. ft.)	$ 4.99	$ 2.32	$ 3.35	$ 4.49	$ 1.58	$ 3.39
Weighted Average Lease Term (Yrs.) [9]	8.3	8.3	8.3	8.1	5.8	7.2

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	55	6	61	194	23	217
Comparative GLA (sq. ft.) [11]	111,368	198,234	309,602	417,638	744,625	1,162,263
Prior Base Rent ($/sq. ft.) [12]	$ 35.73	$ 20.21	$ 25.79	$ 32.67	$ 19.08	$ 23.96
Initial Base Rent ($/sq. ft.) [10]	$ 38.47	$ 21.57	$ 27.65	$ 34.94	$ 20.28	$ 25.55
Percentage Change in Base Rents	7.7%	6.7%	7.2%	7.0%	6.3%	6.6%
Tenant Improvements ($/sq. ft.)	$ —	$ 2.08	$ 1.33	$ 0.11	$ 0.55	$ 0.39
Leasing Commissions ($/sq. ft.)	$ 0.38	$ —	$ 0.14	$ 0.11	$ —	$ 0.04
Weighted Average Lease Term (Yrs.) [9]	4.7	4.0	4.3	4.9	4.7	4.8

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	70	8	78	249	26	275
Comparative GLA (sq. ft.) [11]	135,517	236,434	371,951	509,315	800,525	1,309,840
Prior Base Rent ($/sq. ft.) [12]	$ 35.32	$ 18.06	$ 24.35	$ 32.54	$ 18.13	$ 23.73
Initial Base Rent ($/sq. ft.) [10]	$ 38.30	$ 20.41	$ 26.93	$ 35.10	$ 19.67	$ 25.67
Percentage Change in Base Rents	8.5%	13.0%	10.6%	7.9%	8.5%	8.1%
Tenant Improvements ($/sq. ft.)	$ —	$ 1.75	$ 1.11	$ 0.33	$ 0.52	$ 0.45
Leasing Commissions ($/sq. ft.)	$ 1.20	$ 0.37	$ 0.67	$ 0.90	$ 0.11	$ 0.42
Weighted Average Lease Term (Yrs.) [9]	5.4	4.7	5.0	5.5	4.8	5.1

-17-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended September 30, 2023 -18- Leased vs. Billed Summary (dollars in thousands) 09/30/23 06/30/23 03/31/23 12/31/22 % leased at beginning of quarter 98.3% 98.3% 98.1% 97.8% % billed at beginning of quarter 95.7% 95.1% 94.2% 93.3 % ABR of new leases signed/not yet commenced - at beginning of quarter (5) $ 7,213 $ 6,485 $ 7,625 $ 9,115 less: ABR of new leases commenced during quarter (1,918) (1,920) (2,142) (3,385) plus: ABR of new leases signed during quarter 1,994 2,648 1,002 1,895 ABR of new leases signed/not yet commenced - at end of quarter $ 7,289 $ 7,213 $ 6,485 $ 7,625 % leased at end of quarter 98.2% 98.3% 98.3% 98.1% % billed at end of quarter 95.7% 95.7% 95.1% 94.2 % ABR of new leases commenced during quarter - amount billed $ 205 $ 182 $ 274 $ 430

Supplemental Disclosure Quarter Ended September 30, 2023 -19- Footnotes 1. Weighted Average (WA) excludes interest rate swap maturity dates. 2. Does not include extension options available to ROIC. 3. Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages. 4. Calculated in accordance with GAAP pursuant to underlying bond indentures. 5. ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. 6. Same centers are those shopping centers which were owned for the entirety of the current and comparable prior year period, except for one shopping center that is currently planned for redevelopment and is no longer being managed as a retail asset. 7. Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments. 8. Anchor tenants are leases equal to or greater than 15,000 square feet. 9. Does not assume exercise of renewal options. 10. Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized. 11. Comparative GLA includes spaces that were vacant for less than 12 months, excludes spaces that were not leased at the time of acquisition. 12. Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

Supplemental Disclosure Quarter Ended September 30, 2023 -20- Investor Information Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Nicolette O'Leary Syed Hussaini NASDAQ: ROIC noleary@roireit.net Computershare 11250 El Camino Real, Suite 200 858.255.4913 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Jeffrey Spector 646.855.1363 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Citi Nicholas Joseph 212.816.1909 Craig Mailman 212.816.4471 Green Street Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Securities James Feldman 212.214.5328 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. Christopher Wimmer 646.582.3412 Moody’s Investors Service Bill Fahy 212.553.1687 S&P Global Ratings Michael Souers 212.438.2508